Fidelity®

Target Timeline®

2003

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at a fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Target Timeline 2003	4.62%	35.81%	45.14%
LB Aggregate Bond	7.53%	41.96%	54.94%
U.S. Treasury Strips (8/15/03 and 11/15/03)	6.39%	41.15%	50.21%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 8, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund to the average of the total returns of U.S. Treasury Strips maturing on 8/15/03 and 11/15/03, which reflects the performance of zero-coupon bonds with maturities similar to the fund's. These benchmarks reflect reinvestment of dividends and capital gains, if any.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Target Timeline 2003	4.62%	6.31%	5.92%
LB Aggregate Bond	7.53%	7.26%	6.99%
U.S. Treasury Strips (8/15/03 and 11/15/03)	6.39%	7.14%	6.48%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Target Timeline 2003 on February 8, 1996, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $14,514 - a 45.14% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,494 - a 54.94% increase. If $10,000 was put in U.S. Treasury Strips (8/15/03 and 11/15/03), it would be valued at $15,021 - a 50.21% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

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Annual Report

Total Return Components

	Years ended July 31,
	2002	2001	2000	1999	1998	1997
Dividend returns	4.51%	6.98%	7.18%	6.99%	7.17%	7.29%
Capital returns	0.11%	4.74%	-2.48%	-4.23%	0.83%	4.65%
Total returns	4.62%	11.72%	4.70%	2.76%	8.00%	11.94%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended July 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.74¢	19.95¢	42.06¢
Annualized dividend rate	3.39%	4.24%	4.42%
30-day annualized yield	2.57%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.51 over the past one month, $9.48 over the past six months and $9.52 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the yield would have been 2.50%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds shined during the 12 months that ended July 31, 2002, as the prospects for a strong economic recovery dimmed later in the period and the Federal Reserve Board deferred raising interest rates, after aggressively lowering them in 2001 to avert a sustained recession. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 7.53%, well ahead of stock markets that suffered double-digit losses. Negative sentiment toward stocks - due to concerns about corporate governance, terrorism and geopolitical unrest - further boosted demand for bonds as investors sought out safer havens offering some return on their assets. A flight to quality in Treasuries and high-quality, higher-yielding government agencies resulted, as reflected in the leading performance of the Lehman Brothers U.S. Agency and Treasury indexes, which gained 9.07% and 8.36%, respectively. Meanwhile, the Lehman Brothers Mortgage-Backed Securities Index posted a solid finish, returning 8.31%. Mortgage securities generally benefited from lower volatility and reduced prepayment risk, despite facing a massive refinancing wave during the fall of 2001 - spurred by lower interest rates - and fears of a possible encore during the summer of 2002. The Lehman Brothers Credit Bond Index, however, returned only 4.72%. While corporates benefited from some economic improvement, eroding investor confidence in the sector and widespread credit quality downgrades curbed their advances.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Target Timeline 2003

Q. How did the fund perform, Ford?

A. For the 12 months ending July 31, 2002, the fund returned 4.62%. In comparison, U.S. Treasury Strips maturing at approximately the same time as the fund (August and November 2003) averaged 6.39%. The Lehman Brothers Aggregate Bond Index, which measures the performance of the overall investment-grade bond market, had a one-year return of 7.53%. The important thing to keep in mind is that it's difficult to measure the fund on a six- or 12-month time horizon; instead, it should be measured at maturity.

Q. What swayed performance during the past year?

A. While high-quality government bonds fared quite well due to sharply lower interest rates and weak equity markets, corporate bonds struggled with widespread credit-quality downgrades, company-specific management concerns and accounting issues. Against this backdrop, the fund was rewarded for my continued emphasis on higher-yielding government agency securities, which modestly outperformed Treasuries during the period. Unfortunately, it wasn't nearly enough to beat an all-Treasury index, as the fund's sizable position in corporates, easily the weakest sector of the market, hurt results. In addition, yield curve positioning weighed on performance. I maintained a barbell strategy in the fund - that is, owning securities with both shorter and longer maturities than those of the benchmark, which is bulleted, or concentrated in one area of the yield curve. During the past 12 months, with the short end of the curve steepening considerably, the strategy failed as the bulleted nature of the index provided it with a better total return.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What were the challenges of meeting the fund's investment objectives?

A. My goal is to generate a predictable return, slightly greater than the index net of fees, over the fund's lifetime. We're usually successful at this task when yield spreads relative to Treasuries are either unchanged or tightening. However, when spreads are widening, we hope that our yield advantage more than offsets the associated price declines. In order to maximize expected returns as the fund approaches maturity, I further emphasize shorter-duration corporates because they generally offer higher yields than comparable-duration Treasuries and exhibit less volatility than long-term securities. However, in an environment such as the past year, where corporate spreads widened significantly - particularly at the front end of the curve - that strategy hurt versus the index. The fund suffered most from its exposure to a handful of names in both the utilities and telecommunication services sectors that stumbled badly, due in part to the Enron and WorldCom scandals, respectively.

Q. How did you respond to volatility in the corporate market?

A. I became more conservative given the risk related to accounting irregularities and questionable corporate governance issues that threatened the credit quality of several corporate issuers during the period. While we clearly weren't immune to troubled securities, we benefited from holding smaller positions in more securities - within the maturity constraints of the fund - which helped reduce our risk exposure and limit our downside relative to the index. Tactical allocations into different subsectors, coupled with strong credit selection, also helped. We benefited from adding to the fund's Yankee bonds - dollar-denominated securities issued by foreign entities - primarily among Canadian and British issuers, a defensive strategy that worked. Another plus was overweighting strong-performing banks, which enjoyed rock-solid balance sheets, high quality of assets and no appreciable industry-wide credit problems. Elsewhere, the fund's healthy out-of-benchmark exposure to strong-performing agency securities bolstered performance. With the equity and credit markets under pressure, I added bulleted agencies as a high-quality substitute for corporates, which helped.

Q. What's your outlook?

A. High-grade corporate bonds look attractive absent any more major scandals or other negative headlines, particularly relative to government securities, which have performed so well of late. I may consider slowly moving back into corporates when I feel more comfortable that the economic recovery is solidifying. At that point, a tighter monetary policy will likely ensue, which should cause Treasury yields to rise, the curve to flatten and corporates to outperform, a climate change that bodes well for the fund.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: definable returns over the life of the fund by investing mainly in investment-grade quality debt securities whose average duration is approximately equal to the fund's maturity

Fund number: 383

Trading symbol: FTARX

Start date: February 8, 1996

Size: as of July 31, 2002, more than $129 million

Manager: Ford O'Neil, since 1998; co-manager, Fidelity VIP: Asset Manager Portfolios, since 2001; manager, various Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil emphasizes the importance of investing until maturity:

"This fund should be purchased only if there is a high probability that you will hold it until maturity. It should not be purchased as a short-term trading opportunity. That said, you shouldn't sell the fund before maturity on the basis that the Fed may raise interest rates. Nor should you stock up on the fund in anticipation of corporate spreads tightening. This is not what the fund is designed for. There are many other investment options out there that are better equipped to meeting those objectives.

"I can't stress enough the importance of holding this investment until maturity. Just give the fund time and let it do the work for you. If I do my job right, all bonds will mature at par, or face value. If so, any short-term spread widening that the fund had to tolerate during the holding period will all come back to the shareholder's benefit at the end. As has been the case in previous periods, heavy money flows in either direction prior to maturity can lead to suboptimal positioning - and, at times, underperformance - of the fund."

  Fidelity anticipates closing Target Timeline 2003 to new accounts as of the close of business on September 25, 2002. Current shareholders will be able to make additional purchases in their existing accounts.

Annual Report

Investment Changes

Quality Diversification as of July 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Aaa	47.3	51.5
Aa	7.7	6.4
A	13.9	20.3
Baa	13.3	18.6
Ba and Below	1.0	0.1

Table excludes short-term investments. Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Average Years to Maturity as of July 31, 2002
6 months ago
Years	1.2	1.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2002
6 months ago
Years	1.2	1.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of July 31, 2002*		As of January 31, 2002**
	Corporate Bonds 33.9%		Corporate Bonds 40.8%
	U.S. Government and Government Agency Obligations 49.2%		U.S. Government and Government Agency Obligations 50.2%
	Other Investments 4.1%		Other Investments 4.5%
	Short-Term Investments and Net Other Assets 12.8%		Short-Term Investments and Net Other Assets 4.5%
* Foreign investments	10.8%	** Foreign investments	11.9%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 33.9%
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.8%
DaimlerChrysler North America Holding Corp. 7.75% 5/27/03	A3	$ 1,000,000	$ 1,033,923
Media - 1.7%
Cox Communications, Inc. 6.5% 11/15/02	Baa2	200,000	199,245
News America Holdings, Inc. 8.5% 2/15/05	Baa3	710,000	746,179
TCI Communications, Inc. 6.375% 5/1/03	Baa2	1,000,000	990,857
Time Warner, Inc. 7.75% 6/15/05	Baa1	111,000	101,098
Viacom, Inc. 6.75% 1/15/03	A3	200,000	203,629
			2,241,008
Multiline Retail - 0.3%
Dayton Hudson Corp. 7.5% 7/15/06	A2	375,000	419,525
TOTAL CONSUMER DISCRETIONARY			3,694,456
CONSUMER STAPLES - 3.3%
Food & Drug Retailing - 0.8%
Fred Meyer, Inc. 7.15% 3/1/03	Baa3	1,000,000	1,024,204
Food Products - 0.8%
Kellogg Co. 5.5% 4/1/03	Baa2	1,000,000	1,017,505
Household Products - 0.2%
Fort James Corp. 6.5% 9/15/02	Ba1	250,000	248,865
Tobacco - 1.5%
Philip Morris Companies, Inc. 7% 7/15/05	A2	1,000,000	1,085,560
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	850,000	873,245
			1,958,805
TOTAL CONSUMER STAPLES			4,249,379
ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc. 5.8% 2/15/03	A2	200,000	202,523
Oil & Gas - 0.2%
Petroleos Mexicanos 6.5% 2/1/05 (b)	Baa1	240,000	242,400
TOTAL ENERGY			444,923
Nonconvertible Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - 19.9%
Banks - 10.4%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	$ 1,000,000	$ 1,105,584
Abbey National PLC 6.69% 10/17/05	Aa3	300,000	325,952
Bank of Montreal 6.1% 9/15/05	A1	125,000	133,000
Bank One Corp. 7.25% 8/15/04	A1	395,000	426,779
Bayerische Landesbank Gironzentrale yankee 6.375% 10/15/05	Aaa	200,000	216,223
Capital One Bank 6.375% 2/15/03	Baa2	250,000	235,996
CIT Group, Inc. 5.625% 5/17/04	A2	500,000	498,922
Crestar Finanical Corp. 8.75% 11/15/04	A1	1,000,000	1,126,620
Den Danske Bank Group AS 6.55% 9/15/03 (b)	Aa3	250,000	261,166
First National Boston Corp. 8% 9/15/04	A1	325,000	355,180
First Security Corp. 7% 7/15/05	Aa3	375,000	413,810
First Tennessee National Corp. 6.75% 11/15/05	A3	200,000	218,066
First Union Corp.:
6.95% 11/1/04	A1	500,000	545,135
7.7% 2/15/05	A1	500,000	549,776
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	375,000	405,918
H.F. Ahmanson & Co. 7.875% 9/1/04	Baa1	700,000	755,429
Korea Development Bank:
6.5% 11/15/02	A3	100,000	101,249
7.375% 9/17/04	A3	225,000	243,376
MBNA Corp. 6.963% 9/12/02	Baa2	600,000	602,964
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	150,000	161,166
Midland Bank PLC yankee 8.625% 12/15/04	Aa3	1,000,000	1,121,542
PNC Funding Corp. 7.75% 6/1/04	A3	220,000	236,527
Society National Bank 7.25% 6/1/05	A2	500,000	549,877
Sovran Financial Corp. 9.25% 6/15/06	Aa2	125,000	146,413
St. George Bank Ltd. yankee 7.15% 10/15/05 (b)	A3	500,000	549,726
Star Banc Corp. 5.875% 11/1/03	Aa3	1,000,000	1,043,223
Swiss Bank Corp. 6.75% 7/15/05	Aa3	500,000	544,431
U.S. Bank NA, Minnesota 5.25% 6/4/03	Aa2	250,000	256,096
Wells Fargo & Co. 6.875% 4/15/03	Aa3	160,000	165,308
Westpac Banking Corp. yankee 7.875% 10/15/02	A1	200,000	202,321
			13,497,775
Diversified Financials - 7.1%
Amvescap PLC 6.6% 5/15/05	A2	50,000	53,796
Nonconvertible Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Associates Corp. of North America 5.75% 11/1/03	Aa1	$ 400,000	$ 416,542
Citigroup, Inc. 5.7% 2/6/04	Aa1	1,000,000	1,042,448
Deutsche Telekom International Finance BV 8.25% 6/15/05 (c)	Baa1	800,000	828,400
Ford Motor Credit Co.:
5.75% 2/23/04	A3	250,000	253,835
6.7% 7/16/04	A3	1,000,000	1,017,443
General Motors Acceptance Corp. 9% 10/15/02 (c)	A2	1,000,000	1,011,681
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	1,000,000	1,113,957
Morgan Stanley 7.125% 1/15/03	Aa3	250,000	255,573
NiSource Finance Corp. 7.5% 11/15/03	Baa3	1,000,000	979,369
Powergen US Funding LLC 4.5% 10/15/04	Baa1	420,000	430,458
Sears Roebuck Acceptance Corp. 6% 3/20/03	Baa1	265,000	270,889
Southwestern Bell Capital Corp. 7.13% 6/1/05	Aa3	100,000	109,814
Sprint Capital Corp. 5.7% 11/15/03	Baa3	1,250,000	1,123,179
Unilever Capital Corp. 6.75% 11/1/03	A1	250,000	263,841
			9,171,225
Insurance - 0.4%
ITT Hartford Group, Inc. 6.375% 11/1/02	A2	168,000	169,353
Western National Corp. 7.125% 2/15/04	Aaa	351,000	372,801
			542,154
Real Estate - 2.0%
Avalon Properties, Inc. 7.375% 9/15/02	Baa1	900,000	905,073
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	290,000	302,543
EOP Operating LP:
6.5% 1/15/04	Baa1	1,200,000	1,246,957
7.375% 11/15/03	Baa1	100,000	104,788
			2,559,361
TOTAL FINANCIALS			25,770,515
INDUSTRIALS - 2.4%
Aerospace & Defense - 0.4%
Raytheon Co. 6.5% 7/15/05	Baa3	500,000	529,607
Road & Rail - 2.0%
Canadian National Railway Co. yankee 7% 3/15/04	Baa2	300,000	318,050
Canadian Pacific Ltd. 6.875% 4/15/03	Baa2	1,000,000	1,028,576
Nonconvertible Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp. 7.875% 2/15/04	Baa1	$ 400,000	$ 427,988
Union Pacific Corp. 6.34% 11/25/03	Baa3	750,000	781,964
			2,556,578
TOTAL INDUSTRIALS			3,086,185
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
GTE Corp. 9.1% 6/1/03	A2	95,000	98,685
Qwest Corp. 7.625% 6/9/03	Ba3	1,000,000	850,000
			948,685
UTILITIES - 4.4%
Electric Utilities - 2.4%
Commonwealth Edison Co. 6.625% 7/15/03	A3	250,000	258,495
Hydro-Quebec yankee 7.375% 2/1/03	A1	1,500,000	1,539,501
Niagara Mohawk Power Corp. 7.375% 8/1/03	Baa2	700,000	730,315
Philadelphia Electric Co.:
6.5% 5/1/03	A2	105,000	108,058
6.625% 3/1/03	A2	270,000	276,297
Public Service Electric & Gas Co. 6.125% 8/1/02	A3	143,000	143,000
			3,055,666
Gas Utilities - 2.0%
Consolidated Natural Gas Co.:
5.75% 8/1/03	A3	613,000	629,240
7.375% 4/1/05	A3	500,000	543,811
Enserch Corp. 6.25% 1/1/03	Baa2	440,000	444,353
Sonat, Inc. 6.875% 6/1/05	Baa2	1,000,000	780,000
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	B1	500,000	235,000
			2,632,404
TOTAL UTILITIES			5,688,070
TOTAL NONCONVERTIBLE BONDS (Cost $43,435,843)			43,882,213
U.S. Government and Government Agency Obligations - 49.2%
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 47.0%
Fannie Mae:
3.625% 4/15/04	Aaa	$ 8,030,000	$ 8,205,431
5.125% 2/13/04	Aaa	1,160,000	1,211,053
6% 12/15/05	Aaa	320,000	347,394
7% 7/15/05	Aaa	370,000	410,281
Federal Home Loan Bank:
5.125% 9/15/03	Aaa	35,000,000	36,211,803
9.5% 2/25/04	Aaa	150,000	166,120
Freddie Mac:
3.25% 12/15/03	Aaa	1,360,000	1,382,012
3.5% 9/15/03	Aaa	8,000,000	8,138,400
6.375% 11/15/03	Aaa	3,980,000	4,197,702
7% 7/15/05	Aaa	485,000	537,970
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			60,808,166
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bonds:
10.75% 5/15/03	Aaa	1,200,000	1,285,547
11.75% 2/15/10	Aaa	1,225,000	1,493,687
TOTAL U.S. TREASURY OBLIGATIONS			2,779,234
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $62,662,860)			63,587,400
Foreign Government and Government Agency Obligations - 4.1%

British Columbia Province yankee 7% 1/15/03	Aa2	500,000	510,802
Manitoba Province yankee 6.125% 1/19/04	Aa3	750,000	787,643
Ontario Province 7% 8/4/05	Aa2	215,000	237,473
Quebec Province yankee 8.8% 4/15/03	A1	2,000,000	2,095,576
Saskatchewan Province yankee 8% 7/15/04	Aa3	1,500,000	1,646,934
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,120,019)			5,278,428
Cash Equivalents - 17.7%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.85%, dated 7/31/02 due 8/1/02 (Cost $22,880,000)	$ 22,881,176	$ 22,880,000
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $134,098,722)		135,628,041
NET OTHER ASSETS - (4.9)%		(6,338,744)
NET ASSETS - 100%		$ 129,289,297
Legend
(a) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,053,292 or 0.8% of net assets.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Canada	6.5
United Kingdom	1.9
Others (individually less than 1%)	2.4
100.0%

Purchases and sales of securities, other than short-term securities, aggregated $120,641,909 and $111,334,039, respectively, of which long-term U.S. government and government agency obligations aggregated $114,191,172 and $107,976,304, respectively.

Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $118,000, all of which will expire on July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $8,311,050 and repurchase agreements of $22,880,000)(cost $134,098,722) - See accompanying schedule		$ 135,628,041
Cash		365
Receivable for fund shares sold		328,145
Interest receivable		1,921,221
Total assets		137,877,772
Liabilities
Payable for fund shares redeemed	$ 10,474
Distributions payable	22,417
Accrued management fee	36,647
Other payables and accrued expenses	41,336
Collateral on securities loaned, at value	8,477,601
Total liabilities		8,588,475
Net Assets		$ 129,289,297
Net Assets consist of:
Paid in capital		$ 128,213,462
Distributions in excess of net investment income		(30,971)
Accumulated undistributed net realized gain (loss) on investments		(422,513)
Net unrealized appreciation (depreciation) on investments		1,529,319
Net Assets, for 13,612,140 shares outstanding		$ 129,289,297
Net Asset Value, offering price and redemption price per share ($129,289,297 ÷ 13,612,140 shares)		$ 9.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2002
Investment Income
Interest		$ 5,713,774
Security lending		3,930
Total income		5,717,704
Expenses
Management fee	$ 500,014
Transfer agent fees	151,210
Accounting and security lending fees	63,783
Non-interested trustees' compensation	378
Custodian fees and expenses	4,282
Registration fees	37,058
Audit	25,512
Legal	6,684
Miscellaneous	4,419
Total expenses before reductions	793,340
Expense reductions	(107,071)	686,269
Net investment income (loss)		5,031,435
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		890,753
Change in net unrealized appreciation (depreciation) on investment securities		(1,083,673)
Net gain (loss)		(192,920)
Net increase (decrease) in net assets resulting from operations		$ 4,838,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,031,435	$ 4,427,061
Net realized gain (loss)	890,753	(104,186)
Change in net unrealized appreciation (depreciation)	(1,083,673)	2,962,996
Net increase (decrease) in net assets resulting from operations	4,838,515	7,285,871
Distributions to shareholders from net investment income	(5,063,320)	(4,434,019)
Share transactions Net proceeds from sales of shares	108,438,476	116,104,222
Reinvestment of distributions	4,661,995	3,988,446
Cost of shares redeemed	(93,999,173)	(50,191,554)
Net increase (decrease) in net assets resulting from share transactions	19,101,298	69,901,114
Redemption fees	36,549	121,571
Total increase (decrease) in net assets	18,913,042	72,874,537
Net Assets
Beginning of period	110,376,255	37,501,718
End of period (including distributions in excess of net investment income of $30,971 and undistributed net investment income of $914, respectively)	$ 129,289,297	$ 110,376,255
Other Information Shares
Sold	11,376,604	12,431,951
Issued in reinvestment of distributions	489,298	426,912
Redeemed	(9,889,845)	(5,364,054)
Net increase (decrease)	1,976,057	7,494,809

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.490	$ 9.060	$ 9.290	$ 9.750	$ 9.670
Income from Investment Operations
Net investment income (loss) B	.417 D	.585	.645	.677	.670
Net realized and unrealized gain (loss)	.011 D, E	.430	(.229)	(.404)	.078
Total from investment operations	.428	1.015	.416	.273	.748
Distributions from net investment income	(.421)	(.601)	(.648)	(.685)	(.670)
Distributions from net realized gain	-	-	-	(.043)	-
Distributions in excess of net realized gain	-	-	-	(.007)	-
Total distributions	(.421)	(.601)	(.648)	(.735)	(.670)
Redemption fees added to paid in capital B	.003	.016	.002	.002	.002
Net asset value, end of period	$ 9.500	$ 9.490	$ 9.060	$ 9.290	$ 9.750
Total Return A	4.62%	11.72%	4.70%	2.76%	8.00%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.76%	1.01%	1.11%	1.34%
Expenses net of voluntary waivers, if any	.60%	.40%	.35%	.35%	.35%
Expenses net of all reductions	.60%	.40%	.35%	.35%	.35%
Net investment income (loss)	4.39% D	6.32%	7.10%	7.00%	6.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 129,289	$ 110,376	$ 37,502	$ 23,717	$ 19,777
Portfolio turnover rate	107%	47%	31%	18%	67%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown.

BCalculated based on average shares outstanding during the period.

CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

DEffective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.100 and increase net realized and unrealized gain (loss) per share by $.100. Without this change the ratio of net investment income (loss) to average net assets would have been 5.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Target Timeline 2003 (the fund) is a fund of Fidelity Boston Street Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The target date for the fund is September 30, 2003. On this date, the fund will mature. The fund is expected to close to new accounts as of the close of the New York Stock Exchange on September 25, 2002. Current shareholders of the fund will be able to continue to purchase shares in accounts existing on that date. The fund's Board of Trustees expects to liquidate the fund within one month of the fund's target date. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,218,783	|
Unrealized depreciation	(952,178)
Net unrealized appreciation (depreciation)	1,266,605
Undistributed ordinary income	280,808
Capital loss carryforward	(118,378)
Total Distributable earnings	$ 1,429,035
Cost for federal income tax purposes	$ 134,361,436

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 5,063,320	|

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $596,138 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income (loss) by $1,207,783; increase net unrealized appreciation/ depreciation by $837,770; and increase net realized gain (loss) by $370,013. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .60% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $105,330.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,741.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Boston Street Trust and Shareholders of Fidelity Target Timeline 2003:

We have audited the accompanying statement of assets and liabilities of Fidelity Target Timeline 2003, (the Fund), a fund of Fidelity Boston Street Trust, including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Target Timeline 2003 as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 30, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1989

President of Target Timeline 2003. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Target Timeline 2003 (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1989

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization, Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Target Timeline 2003. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Target Timeline 2003. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of the bond portion of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division (2000). Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (40)

Year of Election or Appointment: 1999

Vice President of Target Timeline 2003. Mr. O'Neil is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil served as a research analyst and manager of a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Target Timeline 2003. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Target Timeline 2003. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Target Timeline 2003. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1989 Assistant Treasurer of Target Timeline 2003. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Target Timeline 2003. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Target Timeline 2003. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 33.87% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income Fund

Ginnie Mae Fund

Government Income Fund

High Income Fund

Inflation-Protected Bond Fund

Intermediate Bond Fund

Intermediate Government
Income Fund

Investment Grade Bond Fund

New Markets Income Fund

Short-Term Bond Fund

Spartan® Government Income Fund

Spartan Investment Grade Bond Fund

Strategic Income Fund

Target Timeline® 2003

Ultra-Short Bond Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TTI-ANN-0902 158003
1.536376.105